SCHEDULE 14A INFORMATION
INFORMATION REQUIRED IN PROXY STATEMENT
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DIAMONDHEAD CASINO CORPORATION

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DIAMONDHEAD CASINO CORPORATION
I. ELECTION OF DIRECTORS
BENEFICIAL OWNERSHIP CHART
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE
SUMMARY OF OUTSANDING EQUITY AWARDS AT FISCAL YEAR END
CERTAIN TRANSACTIONS
II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
III. OTHER MATTERS
STOCKHOLDER PROPOSALS

DIAMONDHEAD CASINO CORPORATION
1301 Seminole Boulevard, Suite 142
Largo, Florida 33770
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 1, 2007
TO THE STOCKHOLDERS OF DIAMONDHEAD CASINO CORPORATION:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Diamondhead Casino Corporation, a Delaware Corporation (the “Company”), will be held on Monday, October 1, 2007, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314, at 11:00 a.m., local time, for the following purposes:
(1)	To elect six Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm.

(3)	To transact such other business as may properly come before the Meeting and any adjournment or postponements thereof.
The Board of Directors has fixed the close of business on August 15, 2007 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
The annual report to stockholders of Diamondhead Casino Corporation for the year ended December 31, 2006 is enclosed. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the principal place of business of the corporation at 1301 Seminole Boulevard, Suite 142, Largo, Florida 33770. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

By Order of the Board of Directors
Deborah A. Vitale, Chairman of the Board,
August 17, 2007	President, Chief Executive Officer, and Treasurer

DIAMONDHEAD CASINO CORPORATION

PROXY STATEMENT

This Proxy Statement is furnished with the solicitation of proxies on behalf the Board of Directors (the “Board”) of Diamondhead Casino Corporation (the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders to be held on Monday, October 1, 2007, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m. local time, and at any adjournments or postponements thereof.
All expenses incurred in connection with this solicitation of proxies will be borne by the Company. Solicitations may be undertaken by mail, telephone, electronic means and personal contact by directors, officers, and employees of the Company without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for reasonable costs incurred in forwarding proxy materials to beneficial owners of Common Stock held in their names.
Stockholders executing proxies may revoke them at any time prior to exercise by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. With respect to the election of Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, stockholders may vote in favor of all nominees or withhold their vote as to all nominees. With respect to any other proposal to be voted upon, stockholders may vote in favor of the proposal, may vote against the proposal, or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, stock covered by the proxy will be voted for the election to the Board of Directors of each of the nominees of the Board; for the proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm; and, in the discretion of the proxy holder, upon such other matters as may properly come before the Meeting and any adjournments or postponements thereof.
This Proxy Statement, the accompanying proxy, and the Company’s Annual Report to stockholders for the year ended December 31, 2006 (the “Annual Report”), were first sent or given to stockholders on or about August 17, 2007. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, NOT INCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT ITS EXECUTIVE OFFICE: DIAMONDHEAD CASINO CORPORATION, ATTENTION: INVESTOR RELATIONS, 1301 SEMINOLE BOULEVARD, SUITE 142, LARGO, FLORIDA 33770. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB MAY BE FURNISHED TO STOCKHOLDERS UPON THE PAYMENT OF AN AMOUNT EQUAL TO THE REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EHIBITS.
A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at least ten days prior to the Meeting at the principal place of business of the corporation at 1301 Seminole Boulevard, Suite 142, Largo, Florida 33770. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

At the close of business on August 15, 2007, the Record Date for determining the stockholders entitled to vote at the Annual Meeting, there were issued and outstanding and entitled to vote a total of 36,412,746 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), 926,000 shares of the company’s series “S” preferred stock (the “S Preferred Stock”) and 900,000 shares of the Company’s series “S-NR” preferred stock (the “S-NR Preferred Stock”). The S Preferred Stock and the S-NR Preferred Stock are collectively referred to as the “Preferred Stock”. The Common Stock and Preferred Stock (collectively referred to as the “Voting Stock”) vote as a single class, and each share of voting Stock is entitled to one vote per share. A majority of the shares of Voting Stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for purposes of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.
I. ELECTION OF DIRECTORS
The Board consists of six directors whose terms continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. The Board has nominated the following six persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive office of the Company. Certain information concerning the nominees is set forth below.
Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Voting Stock, counted as a single class, present and voting at the Meeting. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name	Age	Title
Deborah A. Vitale	57	Chairman of the Board, President, Chief Executive Officer, and Treasurer

Gregory A. Harrison	63	Director, Vice-President, Secretary

Frank E. Williams, Jr.	72	Director

Benjamin J. Harrell	54	Director

Carl D. Stevens	60	Director

H. Steve Norton	73	Director

BENEFICIAL OWNERSHIP CHART
The following table sets forth, to the Company’s knowledge, as of July 20, 2007, based on filings with the Securities and Exchange Commission, the beneficial ownership of the outstanding Voting Stock held by (i) each person or entity beneficially owning more than 5% of the shares of any class of Voting Stock, (ii) each director, nominee, and certain executive officers, individually, and (iii) all directors and executive officers as a group.

	Amount &
	Nature of
Name and Address of	Beneficial	Title of	%		%
Beneficial Owner	Ownership	Class	of Class		Voting (1)
Europa Cruises Corporation Employee Stock Ownership Plan Trust (2) 1301 Seminole Boulevard, Suite 142 Largo, Florida 33770	3,022,770	Common	7.60%		7.27%

Deborah A. Vitale (2) (3) Chairman, President, CEO, and Treasurer Chairman, President, and Treasurer of Casino World, Inc. and Mississippi Gaming Corp. 1013 Princess Street Alexandria, Virginia 22314	5,580,944	Common	14.04%		13.42%

Gregory Harrison (4) Director, Secretary, and Vice President 16209 Kimberly Grove Gaithersburg, Maryland 20878	1,444,948	Common	3.64%		3.48%

Benjamin J. Harrell (5) Director 237 N. Peters Street, Fourth Floor New Orleans, Louisiana 70130	650,000	Common	1.64%		1.56%

Frank E. Williams, Jr. (6) Director 2789b Hartland Road Falls Church, Virginia 22043	447,150	Common	1.12%		1.08%

Carl D. Stevens (7) Director 1753 Highway 42 South Forsyth, Georgia 31029	602,324	Common	1.52%		1.45%

H. Steven Norton (8) Director 700 Rozier Street Alton, Illinois 62002	250,000	Common	.63%		.60%

Serco International Limited (9) P.O. Box 15, A-9010 Klagenfurt, Austria	1,251,833 900,000 926,000	Common S-NR Preferred S- Preferred	3.15 100.00 100.00	% % %	7.40%

	Amount &
	Nature of
Name and Address of	Beneficial	Title of	%		%
Beneficial Owner	Ownership	Class	of Class		Voting (1)
Austroinvest International Limited (9) P.O. Box 15, A-9010 Klagenfurt, Austria	1,251,833 900,000 926,000	Common S-NR Preferred S- Preferred	3.15 100.00 100.00	% % %	7.40%

Ernst G. Walter (9) 14700 Gulf Blvd., Apt.401 Madeira Beach, Florida 33708	1,251,833 900,000 926,000	Common S-NR Preferred S- Preferred	3.15 100.00 100.00	% % %	7.40%

All Directors and Executive Officers as a Group ( 6 persons)	9,033,002		22.73%		21.73%
NOTES TO BENEFICIAL OWNERSHIP CHART:
(1)	Common Stock, Series S-NR Preferred Stock and Series S Preferred Stock have been combined for the purpose of calculating voting percentages. Unless otherwise noted below, all references to options are to currently exercisable options or options exercisable with 60 days of August 15, 2007.

(2)	The Europa Cruises Corporation Employee Stock Ownership Plan (“ESOP”) was established on August 18, 1994. The Trustee of the ESOP is Deborah A. Vitale, President, CEO, and Chairman of the Board. As of December 31, 2006, 1,977,270 ESOP shares had been released and allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustee as to the manner in which the Company’s allocated shares are voted. The remaining 3,022,730 unallocated shares are voted by the Trustee. The Trustee is required to vote the unallocated ESOP shares in the best interests of the ESOP beneficiaries.

(3)	Includes 3,022,730 unallocated common shares of the ESOP Trust; 767,000 shares of Common Stock owned directly by Ms. Vitale; options to purchase 1,450,000 shares of Common Stock; and 341,214 shares of Common Stock, which represent shares of stock held in Ms. Vitale’s fully vested ESOP participant account.

(4)	Includes 807,951 shares of Common Stock owned directly by Mr. Harrison; 70,000 shares of Common Stock owned by the Harry and Marie Harrison Trust of which Mr. Harrison is a Co-Trustee; options to purchase 425,000 shares of Common Stock; and 141,997 shares of Common Stock held in Mr. Harrison’s partially vested ESOP participant account

(5)	Includes 400,000 shares of Common Stock owned directly by Mr. Harrell and options to purchase 250,000 shares of Common Stock.

(6)	Includes 143,500 shares of Common Stock owned directly by Mr. Williams; 53,650 shares of Common Stock owned by the Williams Family Limited Partnership of which Mr. Williams is President of the General Partner, the Williams Family Corporation; and options to purchase 250,000 shares of Common Stock.

(7)	Includes 502,324 shares of Common Stock owned directly by Mr. Stevens and options to purchase 100,000 shares of Common Stock.

(8)	Includes 75,000 shares of Common Stock owned directly by Mr. Norton and options to purchase 175,000 shares of Common Stock.

(9)	Serco International Limited (f/k/a Serco International Financial Advisory Services, Ltd.) and Austroinvest International Limited are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company held by the foregoing and Dr. Walter includes: 1,251,831 shares of Common Stock owned by Serco International Limited; 900,000 shares of Series S-NR Preferred Stock owned by Serco International Limited; and 926,000 shares of Series S Preferred Stock owned by Austroinvest International Limited.

(10)	Casino World, Inc. and Mississippi Gaming Corporation are wholly-owned subsidiaries of the Company.
NOMINEES
DEBORAH A. VITALE has served as President, Chief Executive Officer and Treasurer of the Company since February 1998 and has served as Chairman of the Board of the Company since March 1995. As President and CEO, Ms. Vitale was responsible for all phases of the day-to-day operations of four casino ships sailing out of three Florida ports into international waters and for the management and supervision of hundreds of both ship-based and land-based employees. Ms. Vitale served as Secretary of the Company from November 1994 until July 2002. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation, each a subsidiary of the Company. On September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. Ms. Vitale is a trial attorney with over twenty years of experience handling complex civil litigation. Ms. Vitale is licensed to practice law in Maryland, Virginia and Washington, D.C.
GREGORY A. HARRISON, Ph.D., P.E., was elected a Director of the Company on February 20, 1998. Dr. Harrison was appointed Vice-President of the Company on July 18, 2002 and was appointed Secretary of the Company on July 25, 2002. Dr. Harrison is a consulting forensic engineer with forty years of diversified fire protection/safety/project engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Effective August 27, 2004, Dr. Harrison became a Professional Engineer licensed to practice in the state of Mississippi. Dr. Harrison has qualified as an expert witness in various courts in ten states. Dr. Harrison is a partner of Master Jin Kim of Champion Martial Arts, Inc., in the development of an internet martial arts school. Dr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966, an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George Washington University in 1979 and a Ph.D. in Safety Engineering from Kennedy-Western University in 1994. Dr. Harrison has held a top secret security clearance with the U.S. Department of Energy, the U.S. Nuclear Regulatory Commission, and the Department of Defense. Dr. Harrison has served on the Board of Directors of Data Measurement Corporation and was an Advisory Board member of United Bank and First Patriot National Bank.
FRANK E. WILLIAMS, JR. was elected a Director of the Company on July 3, 2002. Since 1969, Mr. Williams has served as Chairman of the Board of Williams Enterprises of Georgia, Inc., a holding company controlling six subsidiaries active in various facets of the steel industry. Since 1995, Mr.

Williams has also served as Chairman, CEO, and a fifty percent owner of Bosworth Steel Erectors, Inc. of Dallas, Texas, an erector of steel products in the southwestern United States and as Chairman and a major shareholder of Wilfab, Inc., a structural steel fabricator located in Cherokee County, Georgia. Mr. Williams is the Managing Partner and principal owner of Structural Concrete Products, LLC of Richmond, Virginia, a manufacturer of pre-stressed concrete building systems for customers in the mid-Atlantic region and of Industrial Alloy Fabricators, LLC of Richmond, Virginia, a fabricator of alloy plate products for the energy and chemical industries. Mr. Williams founded Williams Industries, Inc., a public company (OTCBB: WMSI), which owns five subsidiaries active in the steel industry including Williams Bridge Company, one of the largest fabricators of steel plate for bridge structures in the mid-Atlantic region. He served as Chairman of the Board of Williams Industries, Inc. through 1994 and currently is a Director of that Company. Mr. Williams is currently Chairman of the Board of Directors of Kaiser Group Holdings, Inc., a public company (NYSE: KGH). Mr. Williams is a former Chairman and a current Director of Capital Bank, N.A. Mr. Williams has been appointed by bankruptcy courts as an official representative serving in a pro bono capacity on behalf of investors and debt holders in public companies in bankruptcy. Mr. Williams holds a Bachelor of Civil Engineering degree from the Georgia Institute of Technology.
BENJAMIN J. HARRELL was elected a Director of the Company on July 18, 2002. Mr. Harrell was the founder and served as President and CEO of Pete Fountain Productions, Inc. from 1979 until it was acquired in 1999 by Production Group International, Inc. (“PGI”), a global event communications company, and subsequently acquired from “PGI” by TBA Global Events, LLC in 2005. Mr. Harrell currently manages the acquiring company’s business in the New Orleans area. Mr. Harrell also currently serves as Vice President of Pete Fountain Entertainment, LLC, which until March 2003, operated one of the largest jazz clubs in New Orleans. Since 1975, Mr. Harrell has served as personal manager for the internationally noted jazz artist, Pete Fountain. Mr. Harrell handles all aspects of Mr. Fountain’s career, including promotion, concerts, personal appearances and commercial endorsements. From 1985 through 2003, Mr. Harrell served as President of Cresent Sound & Light, Inc, a professional sound, lighting, video and staging company for the convention and entertainment industry. Mr. Harrell served as a Director of the New Orleans Metropolitan Convention and Visitors Bureau from 1997 through 1999. On January 15, 2004, Mr. Harrell was elected to the Board of Directors of Mississippi Gaming Corporation, a wholly-owned subsidiary of the Company.
H. STEVEN NORTON was elected a Director of the Company on August 6, 2002. Since 1998, Mr. Norton has served as President and CEO of Norton Management, Inc., a consulting company in Alton, Illinois and Las Vegas, Nevada. Mr. Norton also currently serves as a Director of Centaur, Inc., a privately held company which owns a casino in Central City, Colorado and owns Hossier Park, an Indiana race track, located in Anderson, Indiana. Mr. Norton is also a Director of Colorado Casino Resorts, Inc. in Cripple Creek, Colorado and North East Resorts, Inc., a privately held company pursuing gaming in the state of Massachusetts. Mr. Norton is also a major creditor and has provided consulting services to Onnam Entertainment, Inc., a privately held Las Vegas based company, with contracts to develop and operate Native American casinos in various U.S. locations. Prior to Hurricane Katrina, Onnam received permission from the Mississippi Gaming Commission to develop a casino site in Biloxi, Mississippi. The casino, if constructed, would compete with any casino resort subsequently developed by the Company.
From 1993 to 1998, Mr. Norton served as President and Chief Operating Officer of Argosy Gaming Corporation, a public company and operator of riverboat casinos. Mr. Norton also previously served as President and Chief Operating Officer of the Sands Hotel & Casino in Las Vegas, Nevada; as President and Chief Executive Officer of the Gold River Gambling Hall & Resort in Laughlin, Nevada; as

Executive Vice-President of Resorts International, Inc. and Resorts International Casino Hotel in Atlantic City, New Jersey; and as Vice-President, Treasurer and Comptroller of Paradise Island, Ltd/Paradise Island Casino.
Mr. Norton has also previously served as a founder and a Director of the American Gaming Association; as a founder, a Director and Vice-Chairman of the New Jersey Casino Association; as Chairman of the Indiana Gaming Association; as a Director and Vice-President of the Missouri Gaming Association; as a Director of the Illinois River Boat Association and as Chairman of the Casino Commission of the American Hotel Association. Mr. Norton has also served on the Board of Directors and Executive Committee of the American Hotel Association; as Chairman of the Board and President of the New Jersey Hotel Motel Association; as Director and Vice-President of the Bahamas Hotel Association; as Chairman of the Bahamas Hotel Employers Association; as Director and Treasurer of the Bahamas Employers Confederation; as a Board Member of the Nevada Hotel Motel Association; as Chairman of the Atlantic City Convention & Visitors Bureau; as Chairman of the Nassau Paradise Island Promotion Board; and as a member of the Advisory Board of the Governors Office of Travel and Tourism in New Jersey.
CARL D. STEVENS was elected a Director of the Company on January 10, 2006. Mr. Stevens spent 26 years with the IBM Corporation in various sales and management positions, including Branch Manager, Atlanta, Georgia. Mr. Stevens was responsible for the southeast United States and served as Program Director for Public Sector Sales for the United States. In 1997, Mr. Stevens became President and CEO of ITC Corporation which was headquartered in Herndon, Virginia. ITC, a NASDAQ listed company, was a publisher and distributor of multimedia training materials with worldwide sales. In 1999, Mr. Stevens was named Division President of InfoCast Corporation Inc., which was headquartered in Toronto, Canada. Mr. Stevens headed the Company’s efforts in the e-Learning and Virtual Contact Center divisions. In June of 2001, Mr. Stevens was named CEO and President of Cogient Corporation, a medical software development and services provider headquartered in Toronto, Canada. Mr. Stevens resigned as CEO of Cogient Corporation in January of 2005 to return to the U.S. to actively manage his investments. Mr. Stevens attended Indiana University where he majored in business administration. Mr. Stevens is a veteran of the United States Air Force.
KEY PERSONELL
ROBERT ZIMMERMAN was appointed Chief Financial Officer of the Company on July 27, 1998. From May of 1994 until joining the Company, Mr. Zimmerman served as Controller for the North and Central American operations of Casinos Austria International, Ltd. From 1980 through 1993, Mr. Zimmerman served as Vice President of Finance for the Industrial Controls subsidiary of Emerson Electric Company (NYSE: EMR). Prior to 1980, Mr. Zimmerman was employed with the public accounting firm of Fiddler and Co. for seven years.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors held twelve meetings during 2006 and all directors attended at least 75% of the meetings. The Board has determined that Frank E. Williams, Jr., Carl D. Stevens, Benjamin J. Harrell, and H. Steven Norton are independent Directors as defined under the general independence standards of the NASD’s listing standards.
The Board of Directors has formed both a standing Audit Committee and a Compensation Committee. The Board has not formed a Nominating Committee.

THE AUDIT COMMITTEE
The Audit Committee is composed of three Directors: Frank E. Williams, Jr. (Chairman), Benjamin J. Harrell, and Gregory A. Harrison (ex-officio member). Both Mr. Williams and Mr. Harrell meet the independence standards as defined by Rule 4200(a)(15) of the NASD listing standards. Mr. Harrison, who serves only in an ex-officio capacity, by virtue of his status as a compensated Officer of the Company, is not independent. The Board of Directors has also determined that Frank E. Williams, Jr. is an Audit Committee Financial expert as that term is defined in the rules issued pursuant to the Sarbanes-Oxley Act of 2002.
The Audit Committee has no written charter and convenes at the regularly scheduled meetings of the Board of Directors. Management of the Company has primary responsibility for the financial statements and reporting process, including systems of internal control. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed the audited financial statements with management; has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as may be modified or supplemented; has reviewed the written disclosures and the letter from Friedman LLP, the independent registered public accounting firm, required by Independence Standards Board Standards Board Standard No. 1, as may be modified or supplemented; has discussed with the firm their independence; and based on the foregoing review and discussions, has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Frank E. Williams, Jr. (Chairman)	Benjamin J. Harrell	Gregory A. Harrison
THE COMPENSATION COMMITTEE
The Compensation Committee is composed of three Directors: Benjamin J. Harrell (Chairman), Carl D. Stevens, and Gregory A. Harrison (ex-officio member). Both Mr. Harrell and Mr. Stevens have been determined to be independent Directors by the Board of Directors based on the general independence standards adopted by the Board. Mr. Harrison, who serves only in an ex-officio capacity, by virtue of his status as a compensated Officer of the Company, is not independent.
The Committee has no written charter and convenes at regularly scheduled meetings of the Board of Directors. The Committee discharges the Board’s responsibility related to compensation of Officers and employees of the Company. In addition, the Committee recommends to the Board, awards of options to purchase shares of Company common stock.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
The Compensation Committee of Diamondhead Casino Corporation recommended to the Board of Directors of the Company that Deborah A. Vitale receive a bonus and increased salary in recognition of her significant and material contributions to the Company. The bonus was for $450,000 to reflect Ms. Vitale’s significant contributions to the Company arising from her negotiation and settlement of significant tax liabilities with the Florida Department of Revenue arising from two separate tax audits of the Company’s former operating subsidiaries. As a result of Ms. Vitale’s efforts, the Company ultimately paid approximately $917,000 of a $7.4 million assessment with the Florida Department of Revenue and ultimately paid $1.6 million in settlement of a second tax assessment of approximately $3.2 million. As a result of Ms. Vitale’s efforts, the State of Florida did not foreclose on the Company’s assets, the Company was not forced into bankruptcy, and the Company was able to remain in operation so as to sell its vessels and leases, pay its lenders, including First Union National Bank of Florida in full, and avoid the loss of its Mississippi property which was pledged as collateral for its bank loans. The bonus was also awarded in recognition of Ms. Vitale’s efforts in settling various EEOC related complaints and lawsuits as well as settlement of certain Department of Labor matters.
The Compensation Committee also recommended that Ms. Vitale’s salary be increased from $125,000 per annum, where it has been since she became President in February of 1998, to $300,000 per annum. The pay increase was recommended to reflect her myriad corporate roles and responsibilities more accurately and to fairly compensate her based upon industry peer review. The Compensation Committee also noted that Ms. Vitale manages the company’s business without the benefit of administrative staff normally associated with the management of a publicly-traded company at significant savings to the Company.

Benjamin J. Harrell (Chairman)	Carl D. Stevens	Gregory A. Harrison
NO NOMINATING COMMITTEE
The Board of Directors has not formed a Nominating Committee, however, the Board acts as a group in considering nominations. The Board considers and reviews, from time to time, the appropriate size and composition of the Board and anticipates future vacancies and needs of the Board. In evaluating possible nominees, the Board considers, among other things, the background, experience, education and knowledge of a candidate, his familiarity with the gaming industry and related industries, his experience with publicly-traded entities, and his integrity and judgment. The Board considers the potential contribution a candidate will bring to the backgrounds, experience, and skills of the existing Board of Directors. The Board also considers a candidate’s ability to devote sufficient time and effort to his duties as a Director. After evaluation and review of candidates who meet the Board’s criteria, the Board considers its then-current needs and selects the nominees that best suit those needs.
The Board will consider candidates recommended by stockholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described in Section III below: “Stockholder Proposals.” The nominees will be submitted to the Board of Directors and receive the same consideration as those nominees identified by members of the Board of Directors.

CODE OF ETHICS
The Company adopted a Code of Ethics in 2004 that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code was attached as an exhibit to the 2004 Annual Report. A copy of the Code of Ethics will be made available to any shareholder, free of charge, upon written request to the Company.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The Company’s Directors and Officers are required, pursuant to Section 16(a) of the Securities and Exchange Act of 1934, to file statements of beneficial ownership and changes in beneficial ownership of common stock of the Company with the Securities and Exchange Commission and to furnish copies of such statements to the Company. Based solely upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, all purchases and sales of stock and all required forms were filed timely by reporting persons during 2006 except as follows:
Carl D. Stevens was elected as a Director of the Company on January 10, 2006 and should have filed a Form 3 by January 20, 2006, but did not file that form until January 27, 2006.
On April 25, 2006, Frank E. Williams, Jr. reported one transaction reflecting the Company’s award of an option to purchase 100,000 shares of common stock on April 13, 2006, which should have been reported by April 17, 2006. On May 25, 2006, Mr. Williams reported one transaction for the sale of 4,000 shares of common stock on May 22, 2006, which should have been reported by May 24, 2006. On June 12, 2006, Mr. Williams reported one transaction for the sale of 1,500 shares of common stock on June 7, 2006, which should have been reported by June 9, 2006. On October 3, 2006, Mr. Williams reported one transaction for the sale of 7,625 shares of common stock on September 28, 2006, which should have been reported by October 2, 2006.
EXECUTIVE COMPENSATION
The following table provides information concerning the compensation of named executive officers of the Company and its wholly-owned subsidiaries. No other person serving as an executive officer of the Company on December 31, 2006, received cash compensation in excess of $100,000 during any of the last two fiscal years.
SUMMARY COMPENSATION TABLE

								Nonqualified
							Non Equity	Deferred	All
							Incentive	Compensa-	Other
Name and					Stock	Option	Plan	tion	Compen-
Occupation	Year	Salary		Bonus	Awards	Awards (2)	Compensation	Earnings	sation	Total
Deborah A. Vitale	2006	$300,000		$450,000	None	$190,515	None	None	(3)	$940,515
President	2005	$133,654	(1)	None	None	$437,171	None	None	(3)	$570,825

(1)	In 2005, Ms. Vitale received $125,000 of her annual salary and the remainder was paid to her in 2006.

(2)	On February 10, 2005, Ms. Vitale was awarded an option to purchase 75,000 shares of common stock exercisable at $.80 per share. On October 24, 2005, an option to purchase 450,000 shares of common stock, exercisable at $.50 per share, expired. On October 27, 2005, Ms. Vitale was awarded an option to purchase 450,000 shares of common stock exercisable at $1.25 per share. On April 13, 2006, Ms. Vitale was awarded an option to purchase 100,000 shares of common stock exercisable at $2.70 per share. Reference is hereby made to Note 3, “Summary of Significant Accounting Policies — Stock Based Compensation” in the attached 2006 Financial Statements, for a determination of the variables used in computing the value of option awards.

(3)	The Europa Cruises Corporation Employee Stock Ownership Plan (“the Plan”) is a defined contribution pension plan funded with common stock of the Company of which Ms. Vitale is a participant. As of December 31, 2005, Ms. Vitale was fully vested in 314,700 shares of common stock allocated to her account in the Plan. As of December 31, 2006, Ms. Vitale was fully vested in 341,214 shares of common stock allocated to her account in the Plan.
The following table provides a summary of the outstanding equity awards at December 31, 2006 for the named executive officer.
SUMMARY OF OUTSANDING EQUITY AWARDS AT FISCAL YEAR END
Option Awards

			Equity
			Incentive
			Plan
			Awards
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexpired	Option	Option
	Options	Options	Unexercised	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
Deborah A. Vitale	750,000	None	None	$.30	3/11/08
	75,000	None	None	.75	7/23/08
	75,000	None	None	.80	2/10/10
	450,000	None	None	1.25	10/27/10
	100,000	None	None	2.70	4/13/11
Stock Awards

Equity
			Equity	Incentive
			Incentive	Plan Awards
			Plan Awards	Market or
			Number of	Payout Value
	Number of	Market Value of	Unearned	of Unearned
	Shares or Units	Shares or Units	Shares, Units or	Shares, Units or
	Of Stock That	Of Stock That	Other Rights That	Other Rights That
	Have Not	Have Not	Have Not	Have Not
Name	Vested	Vested	Vested	Vested
Deborah A. Vitale	None	None	None	None

DIRECTORS’ COMPENSATION
The current members of the Board of Directors are not paid fees for their services as a Director. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings. Directors are, from time to time, awarded non-qualified options to purchase common stock of the Company. The table below summarizes compensation of Directors for 2006, exclusive of the named executive officer, whose compensation has been summarized in the tables above.

					Nonqualified
	Fees Earned		(1) (2)	Non-Equity	Deferred
	Or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Gregory A. Harrison	None	None	$190,515	None	None	None	$190,515
Frank E. Williams, Jr.	None	None	$190,515	None	None	None	$190,515
Benjamin J. Harrell	$2,500	None	$190,515	None	None	None	$193,015
H. Steven Norton	None	None	$190,515	None	None	None	$190,515
Carl D. Stevens	None	None	$190,515	None	None	None	$190,515

(1)	On April 13, 2006, each Director was awarded an option to purchase 100,000 shares of common stock at an exercise price of $2.70 per share. The option is immediately exercisable and expires five years from the date of grant.

(2)	Reference is hereby made to Note 3, “Summary of Significant Accounting Policies – Stock Based Compensation” in the attached 2006 Financial Statements, for a determination of the variables used in computing the value of option awards.
CERTAIN TRANSACTIONS
On August 18, 1994, the Company established the Europa Cruises Corporation Employee Stock Ownership Plan (the “ESOP”). The ESOP, which is a qualified retirement plan under the provisions of Section 401(a) of the Internal Revenue Code and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code, was established primarily to invest in stock of the Company. All employees as of December 31, 1994, and subsequent new employees having completed 1,000 hours of service, are eligible to participate in the ESOP. The Company also established a trust called the Europa Cruises Corporation Employee Stock Ownership Plan Trust Agreement, to serve as the funding vehicle for the ESOP. Deborah A. Vitale, CEO, President and Treasurer of the Company, is the sole Trustee of the Trust. As of December 31, 2006, 1,977,270 shares of Common Stock had been released and allocated to participants in the ESOP. Unallocated shares are voted by the Trustee. The Trustee is required to vote the unallocated ESOP shares in the best interests of the ESOP beneficiaries.
On August 21, 1994, the Company loaned $4,275,000 to the ESOP in exchange for a ten-year promissory note bearing interest at eight percent per annum. On August 24, 1994, the ESOP purchased 2,880,000 shares of the Company’s Common Stock with the proceeds of the loan. On August 25, 1994 the Company loaned an additional $3,180,000 to the ESOP in exchange for a ten year promissory note bearing interest at eight percent per annum. On August 26, 1994, the ESOP purchased an additional 2,120,000 shares of the Company’s Common Stock with the proceeds of the loan. The shares of Common Stock were pledged to the Company as security for the loans. The promissory notes will be repaid with the proceeds of annual contributions made by the Company to the ESOP. In April of 1995, the Company agreed to extend the maturity of the loans to twenty years. Effective for the Plan year beginning January 1, 2001, the Company amended the plan and related loans for the purpose of limiting excise tax liability for plan contributions in excess of IRS Code 415 limitations. To accomplish this, the Company agreed to extend the maturity of the loans to fifty years.
II. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Friedman LLP has served as the Company’s independent registered public accounting firm since the audit of the 2000 financial statements. The Audit Committee has selected Friedman LLP to audit the Company’s financial statements for the year ending December 31, 2007 and is asking the stockholders to ratify the appointment. Members of the firm of Friedman LLP are not expected to be present at the Annual Meeting of Stockholders and, accordingly, will not be available to make a statement or respond to questions.
In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during 2007 if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.
The Audit Committee approved all services provided by Friedman LLP for the years ended December 31, 2006 and 2005. The following fees were paid to Friedman LLP for services in 2006 and 2005:

	2006	2005
Audit Fees	$57,603	$50,529
Audit-Related Fees	7,745	7,745
Tax Fees	0	0
All Other Fees	0	1,500

Total Fees Paid to Friedman LLP	$65,348	$59,774

Audit fees are comprised of fees for professional services rendered in conjunction with the audit of the Company’s annual financial statements, review of the Company’s annual report filed with the Securities and Exchange Commission on Form 10KSB, and review of the information contained in the Company’s quarterly filings with the Securities and Exchange Commission on Form 10QSB.
Audit-related fees are comprised of the fees for professional services rendered in connection with the audit of the Company’s Employee Stock Ownership Plan.
All other fees are comprised of fees for professional services rendered in conjunction with the review of the Company’s answers to the Securities and Exchange Commission’s queries in their review of the Company’s filings.
THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT AUDITOR.

III. OTHER MATTERS
Management of the Company does not know of any matters that may properly come before this meeting other that those referred to in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, it is intended that the shares of Voting Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.
STOCKHOLDER PROPOSALS
If a stockholder intends to present a proposal for action at the 2008 Annual Meeting and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities and Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company at the Company’s principal executive offices at 1301 Seminole Boulevard, Suite 142, Largo, Florida 33770, not less than 120 calendar days before the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting. All such proposals must meet the rules and requirements of the Securities and Exchange Commission relating to stockholder proposals. No stockholder proposals were received with respect to the Meeting scheduled for October 1, 2007.

By Order of the Board of Directors
Deborah A. Vitale
Chairman of the Board
President and Chief Executive Officer
August 17, 2007

DIAMONDHEAD CASINO CORPORATION
Voting by telephone or Internet is quick, easy and immediate. As a stockholder of Diamondhead Casino Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 30, 2007.
Vote Your Proxy on the Internet:
Go to www.continentalstock.com.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
Vote Your Proxy by Phone:
Call 1 (866) 894-0537.
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
Vote Your Proxy by mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

1.	ELECTION OF DIRECTORS		FOR all	WITHHOLD AUTHORITY
			Nominees listed	to vote for all nominees listed
	NOMINEES:	(01) DEBORAH A. VITALE	to the left	to the left
		(02) BENJAMIN J. HARRELL (03) GREGORY A. HARRISON (04) CARL D. STEVENS	☐	☐
(05) FRANK E. WILLIAMS, JR.
(06) H. STEVEN NORTON

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2.	TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	,	2007.

Note: Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OFD IRECTORS Theu ndersigned, revoking any previous proxies or consents, hereby appoints as his or her proxies, DeborahA . Vit ale and Gregory A. Harrison,o r eith er of them, with full power of substitution and revocation, to vote all shares of Common Stock or S Preferred Stock or S-NR Preferred Stock (collectively, the “Voting Stock”)o f the undersigned in Diamondhead Casino Corporatio n with all of thep owers that the undersigned would have if personally present at the Annual Meeting of stockholder s of Diamondhead Casino Corporation, to be held on October 1, 2007 at theH ilton Hotel, 1767 King Street, Alexandria, Virg inia 22314 at 11:00 a.m . local time, and at any and al adjournments or postponements thereof, and upon the mat ers describ ed in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof. Said proxie s ared irected o t vote orr efrain from voting as indicated and, otherwise, in theird iscretion. (Contin ued, andt o be marked, dated and signed, on theo ther side)

DIAMONDHEAD CASINO CORPORATION
Voting by telephone or Internet is quick, easy and immediate. As a stockholder of Diamondhead Casino Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 27, 2007.
Vote Your Proxy on the Internet:
Go to www.continentalstock.com.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
Vote Your Proxy by Phone:
Call 1 (866) 894-0537.
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY OR BY PHONE
Vote Your Proxy by mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark your votes like this	☒
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

1.	ELECTION OF DIRECTORS		FOR all	WITHHOLD AUTHORITY
			Nominees listed	to vote for all nominees listed
	NOMINEES:	(01) DEBORAH A. VITALE	to the left	to the left
		(02) BENJAMIN J. HARRELL (03) GREGORY A. HARRISON (04) CARL D. STEVENS	☐	☐
(05) FRANK E. WILLIAMS, JR.
(06) H. STEVEN NORTON

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2.	TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	,	2007.

Note: Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OFD IRECTORS The unders igned, revokinga ny previo usp roxies or consents, herebya ppoin tsh is or her Trusteeo f the Employee Stock Ownership Trust Agreement, Deborah A. Vitale, with ful power of substitution and revocati on, to vote all shares of Common Stock of the undersigned inD iamondhead Casin o Corporation al ocatedt o his or her Emplo yee Sto ckO wnership Plan account with all oft hep owers that the undersigned would have if personally present at the Annual Meeting of stockholders of Diamondhead Casino Corporati on, to be held on Monday, October 1, 2007, at the Hilton Hotel, 1767 King Street, Ale xandria, Virginia 22314 at 11:00 a.m . local time, and at any and all adjournments or postponements thereof, and upon the matters described in the accompanying Proxy Statement and upon any other business th at may properly come before the Meeti ng or any adjournment or postponement thereof. Said proxy isd irected to vote orr efrain f rom voti ng as indicate da nd, otherwise, in her discretion. (Contin ued, andt o be marked, dated and signed, on theo ther side)